UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 5, 2005

Date of Report (date of earliest event reported)

AMKOR TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Enterprise Drive
West Chester, PA 19380
(Address of Principal Executive Offices, including Zip Code)

(610) 431-9600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
SUPPLEMENTAL INDENTURE
SUPPLEMENTAL INDENTURE
SUPPLEMENTAL INDENTURE
SUPPLEMENTAL INDENTURE

Item 1.01. Entry into a Material Definitive Agreement.

     On January 5, 2005, Amkor Technology, Inc. (“Amkor”) entered into:

          (i) a Supplemental Indenture with Amkor International Holdings, LLC, a Delaware limited liability company (“AIH”), P-Four, LLC, a Delaware limited liability company (“P-Four”), Amkor Technology Limited, a Cayman Islands limited company (“ATL”), Amkor/Anam Pilipinas, L.L.C., a Delaware limited liability company (“AAP,” and together with AIH, P-Four and ATL, each a “Guaranteeing Subsidiary” and together, the “Guaranteeing Subsidiaries”), each an indirect subsidiary of Amkor, and U.S. Bank National Association (“U.S. Bank”), as Trustee, to the Indenture, dated as of May 13, 1999 (as amended or supplemented from time to time, the “10 1/2% Indenture”), among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), relating to Amkor’s outstanding 10 1/2% Senior Subordinated Notes due 2009 (the “10 1/2% Notes”);

          (ii) a Supplemental Indenture with the Guaranteeing Subsidiaries and U.S. Bank, as Trustee, to the Indenture, dated as of February 20, 2001 (as amended or supplemented from time to time, the “9 1/4% Indenture”), among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), relating to Amkor’s outstanding 9 1/4% Senior Notes due 2008 (the “9 1/4% Notes”);

          (iii) a Supplemental Indenture with the Guaranteeing Subsidiaries and U.S. Bank, as Trustee, to the Indenture, dated as of May 8, 2003 (as amended or supplemented from time to time, the “7.75% Indenture”), among Amkor and U.S. Bank, relating to Amkor’s outstanding 7.75% Senior Notes due 2013 (the “7.75% Notes”); and

          (iv) a Supplemental Indenture (together with the Supplemental Indentures referred to in clauses (i) through (iii) above, each a “Supplemental Indenture” and collectively the “Supplemental Indentures”) with the Guaranteeing Subsidiaries and Wells Fargo Bank, N.A. (“Wells Fargo”), as Trustee, to the Indenture, dated as of March 12, 2004 (as amended or supplemented from time to time, the “7 1/8% Indenture”), among Amkor and Wells Fargo, relating to Amkor’s outstanding 7 1/8% Senior Notes due 2011 (the “7 1/8% Notes” and together with the 10 1/2% Notes, 9 1/4% Notes and 7.75% Notes, the “Notes”).

     Each Guaranteeing Subsidiary also executed and delivered a Note Guarantee with each Supplemental Indenture. Each Supplemental Indenture and Note Guarantee provides for the unconditional guarantee by each Guaranteeing Subsidiary of Amkor’s obligations of payment and performance under the applicable Notes and the Indenture governing such Notes, each on the terms and conditions set forth in such Indenture.

     Currently, $200.0 million of the 10 1/2% Notes are outstanding. The 10 1/2% Notes are subordinated in right of payment to the prior payment in full of all of Amkor’s designated senior debt. Similarly, the obligations of each Guaranteeing Subsidiary under the guarantee of the 10 1/2% Notes are junior and subordinated to the guarantee of the obligations under Amkor’s senior notes, including the 9 1/4% Notes, 7.75% Notes and 7 1/8% Notes. The 10 1/2% Notes will mature on May 1, 2009 and have an annual coupon rate of 10 1/2%, payable semi-annually.

     Currently, (i) $470.5 million of the 9 1/4% Notes, (ii) $425.0 million of the 7.75% Notes, and (iii) approximately $248.5 million of the 7 1/8% Notes are outstanding. The 9 1/4% Notes, 7.75% Notes and 7 1/8% Notes are unsecured senior obligations of Amkor, ranking senior in right of payment to all of Amkor’s subordinated and senior subordinated debt, and equally with Amkor’s other unsecured senior indebtedness.

     The 9 1/4% Notes will mature on February 15, 2008 and have an annual coupon rate of 9 1/4%, payable semi-annually. The 7.75% Notes will mature on May 15, 2013 and have an annual coupon rate of 7.75%, payable semi-annually. The 7 1/8% Notes will mature on March 15, 2011 and have an annual coupon rate of 7 1/8%, payable semi-annually.

     The Supplemental Indentures, each containing a complete listing of provisions, are included herein as exhibits.

Item 9.01. Financial Statements and Exhibits.

   (c) Exhibits.

     10.1 Supplemental Indenture, dated as of January 5, 2005, among Amkor Technology, Inc. (“Amkor”), Amkor International Holdings, LLC (“AIH”), P-Four, LLC (“P-Four”), Amkor Technology Limited (“ATL”), Amkor/Anam Pilipinas, L.L.C. (“AAP”) and U.S. Bank National Association (“U.S. Bank”), as Trustee, to Indenture, dated as of May 13, 1999, among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), regarding Amkor’s 10 1/2% Senior Subordinated Notes due 2009.

     10.2 Supplemental Indenture, dated as of January 5, 2005, among Amkor, AIH, P-Four, ATL, AAP and U.S. Bank, as Trustee, to Indenture, dated as of February 20, 2001, among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), regarding Amkor’s 9 1/4% Senior Notes due 2008.

     10.3 Supplemental Indenture, dated as of January 5, 2005, among Amkor, AIH, P-Four, ATL, AAP and U.S. Bank, as Trustee, to Indenture, dated as of May 8, 2003, among Amkor and U.S. Bank, regarding Amkor’s 7.75% Senior Notes due 2013.

     10.4 Supplemental Indenture, dated as of January 5, 2005, among Amkor, AIH, P-Four, ATL, AAP and Wells Fargo Bank, N.A., as Trustee, to Indenture, dated as of March 12, 2004, among Amkor and Wells Fargo Bank, N.A., regarding Amkor’s 7 1/8% Senior Notes due 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Kenneth T. Joyce
Kenneth T. Joyce
Chief Financial Officer

Date: January 10, 2005

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Supplemental Indenture, dated as of January 5, 2005, among Amkor Technology, Inc. (“Amkor”), Amkor International Holdings, LLC (“AIH”), P-Four, LLC (“P-Four”), Amkor Technology Limited (“ATL”), Amkor/Anam Pilipinas, L.L.C. (“AAP”) and U.S. Bank National Association (“U.S. Bank”), as Trustee, to Indenture, dated as of May 13, 1999, among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), regarding Amkor’s 10 1/2% Senior Subordinated Notes due 2009.

10.2	Supplemental Indenture, dated as of January 5, 2005, among Amkor, AIH, P-Four, ATL, AAP and U.S. Bank, as Trustee, to Indenture, dated as of February 20, 2001, among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), regarding Amkor’s 9 1/4% Senior Notes due 2008.

10.3	Supplemental Indenture, dated as of January 5, 2005, among Amkor, AIH, P-Four, ATL, AAP and U.S. Bank, as Trustee, to Indenture, dated as of May 8, 2003, among Amkor and U.S. Bank, regarding Amkor’s 7.75% Senior Notes due 2013.

10.4	Supplemental Indenture, dated as of January 5, 2005, among Amkor, AIH, P-Four, ATL, AAP and Wells Fargo Bank, N.A., as Trustee, to Indenture, dated as of March 12, 2004, among Amkor and Wells Fargo Bank, N.A., regarding Amkor’s 7 1/8% Senior Notes due 2011.